DECLARATION OF TRUST AND ACKNOWLEDGEMENT OF CONTRIBUTION

WHEREAS FIC INVESTMENTS USA CORP. ("FIC-USA") entered into an Offer to Purchase (the "Offer") dated November 15, 2006 with Stony Plain Estates Ltd. ("Stony Plain") for the purchase of certain real estate property (the "Property") located in the Province of Alberta;

AND WHEREAS FIC-USA entered into the Offer as agent on behalf of GENESIS ON THE LAKES LTD. ("Genesis") and, pursuant to an Agency Agreement between FIC-USA and Genesis dated November 15, 2006, Genesis is the legal and beneficial owner of the Property;

AND WHEREAS the parties have contributed funds to Genesis for the purpose of acquiring the Property;

AND WHEREAS the parties hereto wish to set out their respective financial contribution to Genesis and their respective interest in the Property, including any profits derived from the sale or development of the Property.

NOW THEREFORE in consideration of the mutual premises set out herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agree as follows:

1. Notwithstanding that FIC-USA is the registered holder of the Property, the beneficial owner is Genesis, and FIC-USA is the registered owner of the Property in trust for Genesis.

2. Genesis, through its agent, FIC-USA, advanced the sum of $4,730,000 (the "Principal") towards the purchase price of the Property.

3. The Principal is comprised of the amounts set forth below, as contributed by the following parties:

   i) $2,365,000 contributed by FIC-USA, representing 50% of the Principal;
   ii) $1,182,500 contributed by FIC Investment Ltd., representing 25% of the Principal;
   iii) $591,250 contributed by WBIC Canada Ltd., representing 12.5% of the Principal; and
   iv) $591,250 contributed by FIC S.E. Asia Fund Ltd., representing 12.5% of the Principal.

   (FIC, FIC-USA, FIC SEA and WBIC are collectively referred to as the "Contributors")

4. Each of the Contributors shall be entitled, in an amount equal to their respective percentage interest, to receive any profits derived from any sale, disposition or transaction involving the Property.

5. The Contributors may, until such time as the Property has been sold, contribute additional funds to the development of the Property and, as such, the Contributors' percentage ownership interest in the Property and any profits derived from the sale of the Property will be adjusted accordingly.

6. Upon the sale or disposition of the Property, the parties agree that the proceeds derived therefrom shall be allocated, firstly, to the repayment, in full, of any and all loans, including any accrued but unpaid interest, that may be owed to any arm's length party. Thereafter, any remaining proceeds

shall be distributed to the Contributors, for the repayment of principal and profits, if any, in accordance with their respective percentage interest in the Property.

7. Genesis and FIC-USA hereby acknowledge that any proceeds received from the sale of the Property shall be held in trust, on behalf of each of the Contributors in accordance with their percentage interest.

8. The payment terms, and other particulars respecting the payment of profits, if any, and the payment of Principal to the Contributors with proceeds derived from the sale, development or other transaction involving the Property, shall be mutually agreed to between the parties hereto.

9. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

10. This Agreement may be signed in one or more counterparts, originally or by facsimile, each such counterpart taken together shall form one and the same agreement.

Dated this _____ day of November 2006.

GENESIS ON THE LAKES LTD.

Per: ______________________________
Authorized Signatory

FIC INVESTMENT LTD.

Per: ______________________________
Authorized Signatory

FIC INVESTMENTS USA CORP.

Per: ______________________________
Authorized Signatory

WBIC CANADA LTD.

Per: ______________________________
Authorized Signatory

FIC S.E. ASIA FUND LTD.

Per: ______________________________
Authorized Signatory